UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 18, 2015 (August 13, 2015)

Commission File Number	Exact name of Registrant as specified in its charter, Address of principal executive offices and Telephone number	State of incorporation	I.R.S. Employer Identification Number
001-35979	HD SUPPLY HOLDINGS, INC. 3100 Cumberland Boulevard, Suite 1480 Atlanta, Georgia 30339 (770) 852-9000	Delaware	26-0486780

333-159809	HD SUPPLY, INC. 3100 Cumberland Boulevard, Suite 1480 Atlanta, Georgia 30339 (770) 852-9000	Delaware	75-2007383

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On August 13, 2015, HD Supply, Inc. (“HDS”), an indirect wholly-owned subsidiary of HD Supply Holdings, Inc. (“Holdings”), as borrower, certain of HDS’ affiliates signatory thereto, as guarantors, Bank of America, N.A., as administrative agent (the “Administrative Agent”), Bank of America, N.A., as an incremental term loan lender, and the other lenders party thereto entered into an incremental amendment (the “Incremental Agreement”) to the credit agreement governing HDS’ existing term loan credit facility, dated as of April 12, 2012 (as amended by Amendment No. 1, dated as of February 15, 2013 and Amendment No. 2, dated as of February 6, 2014, the “Existing Term Loan Facility”, and, as further amended by the Incremental Agreement, the “Incremental Term Loan Facility”).

Pursuant to the Incremental Agreement, HDS requested a borrowing of a new $850,000,000 tranche of senior secured term loans (the “Incremental Term Loans”), the proceeds of which, together with cash on hand and available borrowings under HDS’s Senior Asset Based Lending Facility were used to prepay in full the tranche of senior secured term loans (the “Existing Term Loans”) outstanding under the Existing Term Loan Facility as of the date of the Incremental Agreement.  The Incremental Term Loan Facility will mature on August 13, 2021.  The terms of the Incremental Term Loan Facility are substantially the same as those of the Existing Term Loan Facility, subject to certain technical amendments and certain further amendments summarized herein.

The Incremental Agreement made certain other changes to the terms of Existing Term Loan Facility, including to permit HDS to pay down certain existing junior indebtedness with proceeds of asset sales, including the expected proceeds of the previously announced sale of the HD Supply Power Solutions business unit to Anixter, Inc., pursuant to a Purchase Agreement, dated as of July 15, 2015.

The foregoing description of the Incremental Agreement does not purport to be complete and is qualified in its entirety by reference to the Incremental Agreement, a copy of which will be filed as an exhibit no later than with our Quarterly Report on Form 10-Q for the fiscal quarter ended August 2, 2015.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 in this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

On August 14, 2015, in connection with the sale by Bain Capital Integral Investors 2006, LLC of its remaining stock investment in Holdings, the board of directors (collectively, the “Board”) of Holdings and HDS accepted the offer of resignation of Paul B. Edgerley from the Board, and his related responsibilities on the Nominating and Corporate Governance and Corporate Development and Finance Committees. Effective with the acceptance of Mr. Edgerley’s offer of resignation, the Board appointed Betsy S. Atkins as chairperson of the Nominating and Corporate Governance Committee and reduced the size of the Board from ten to nine members.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2015	HD Supply Holdings, Inc.

	By:	/s/ Dan S. McDevitt
Dan S. McDevitt
General Counsel and Corporate Secretary

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2015	HD Supply, Inc.

	By:	/s/ Dan S. McDevitt
Dan S. McDevitt
General Counsel and Corporate Secretary